UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2016

SUNSHINE HEART, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35312 (Commission File Number)	68-0533453 (IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota  55344

(Address of principal executive offices)  (Zip Code)

(952) 345-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 11, 2016, Sunshine Heart, Inc. (the “Company”) received notice from the Listing Qualifications Staff (the “Staff”) of The NASDAQ Stock Market LLC (“Nasdaq”) that the Company no longer satisfied Nasdaq Listing Rule 5550(b) insofar as it did not expect to report stockholders’ equity of at least $2.5 million upon the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 with the Securities and Exchange Commission. The Company filed its Quarterly Report on Form 10-Q on November 14, 2016, which reported stockholders’ equity of $2.46 million as of September 30, 2016. The Staff indicated that the deficiency could serve as an additional basis for the delisting of the Company’s common stock from Nasdaq.

The Company previously disclosed that it was not in compliance with Nasdaq’s $1.00 bid price requirement, as more fully discussed in the Company’s Current Report on Form 8-K as filed on September 23, 2016. The Company requested a hearing before a Nasdaq Hearings Panel (the “Panel”) to address the bid price deficiency, at which hearing the Company requested an extension to regain compliance with the bid price requirement. At that hearing, the Company also presented its plan to regain compliance with the stockholders’ equity requirement. The Company is diligently working to evidence full compliance with all applicable requirements for continued listing on Nasdaq; notwithstanding, there can be no assurance that the Company will be able to evidence compliance with the applicable listing criteria within the period of time that may be granted by the Panel.

In addition to the foregoing, on November 10, 2016, the Company notified Nasdaq that, following the resignation of Paul R. Buckman from its Board of Directors, the Company no longer satisfied Nasdaq’s audit committee composition requirements, as set forth in Nasdaq Listing Rule 5605.  On November 16, 2016, the Company’s Board of Directors appointed Jon W. Salveson to replace Mr. Buckman as a member of the Audit Committee and as chairman of the Compensation Committee of the Company’s Board of Directors and, as such, the Company believes it again satisfies Nasdaq’s board committee composition requirements.

Item 7.01  Regulation FD Disclosure.

On November 17, 2016, the Company issued a press release regarding the notice from Nasdaq. A copy of the press release is furnished herewith as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release dated November 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2016	SUNSHINE HEART, INC.

	By:	/S/ CLAUDIA DRAYTON
	Name:	Claudia Drayton
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 17, 2016.